Exhibit 99.1

NEWS RELEASE

CONTACT: Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2013 FIRST QUARTER

--Significant Acquisition Transition Progress Continues Subsequent to June 2012 First Quarter;
Rotating Electrical Business Remains Strong--

LOS ANGELES, CA – November 28, 2012 – Motorcar Parts of America, Inc.
(Nasdaq: MPAA) today reported results for its fiscal 2013 first quarter ended June 30, 2012 – reflecting ongoing operating strength of its rotating electrical business and continued progress in the undercar product line transition with an anticipated completion by May 2013.

Net sales for the fiscal 2013 first quarter increased 26.3 percent to $89.0 million from $70.5 million for the same period last year.  As anticipated, due to the operating losses of the company’s undercar product line segment as the transition and turnaround of Fenco continues, the company reported a net loss for the fiscal 2013 first quarter of $9.9 million, or $0.71 per share, compared with a net loss of $8.3 million, or $0.68 per share, for the comparable period a year earlier.  Excluding certain undercar-related transition and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, results for the fiscal 2013 first quarter on a consolidated basis would have been a net loss of $4.5 million, or $0.32 per share.

Reflecting the impact of higher interest expense for the fiscal 2013 first quarter, non-GAAP adjusted net income for the rotating electrical segment was $2.0 million, or $0.15 per diluted share, compared with $2.8 million, or $0.22 per diluted share, a year earlier.  Operating income for the rotating electrical segment increased to $6.7 million for the fiscal 2013 first quarter compared with $4.8 million a year ago. On a non-GAAP adjusted basis, EBITDA for the company’s rotating electrical segment was $7.8 million, a record for a first quarter, compared with $6.5 million for the same period a year earlier.

Gross profit for the fiscal 2013 first quarter was $12.1 million compared with $7.0 million for the same period a year ago. Gross profit as a percentage of net sales for the fiscal 2013 first quarter was 13.6 percent compared with 10.0 percent in the same quarter a year ago.

Gross profit as a percentage of net sales for the rotating electrical business segment for the fiscal 2013 first quarter was 31.7 percent compared with 32.1 percent in fiscal 2012 first quarter.  Gross profit as a percentage of sales for the undercar segment was -6.4 percent for the fiscal 2013 first quarter compared with -17.5 percent for the fiscal 2012 first quarter.  Gross profit for the undercar segment was impacted by an inefficient operating structure, unprofitable product lines, inadequate legacy pricing and transition costs which are the focus of the transition plan discussed above.

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Motorcar Parts of America, Inc.
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“Notwithstanding Fenco’s (undercar segment) results for the fiscal 2013 first quarter, we have made significant progress subsequent to June, which continues to support our previous targeted EBITDA guidance of $15 million run rate starting in May 2013.  It is important to note that the results for the June quarter provide a dated perspective with regard to the progress made and we are working diligently to become current with our financial reporting next month,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts.

He added that the company’s rotating electrical business continues to be robust and provides a proven template going forward for the undercar segment.

Use of EBITDA

EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing and acquisition-related costs.  EBITDA is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as alternative to net cash from operating activities as a measure of liquidity.  EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of net income (loss) attributable to common shareholders to EBITDA, see the financial tables included in this press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Wednesday, December 5, 2012 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 72458970.

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Motorcar Parts of America, Inc.
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About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer of alternators and starters utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. The company also offers a broad line of under-the-car products – including brake, steering and clutch components.  Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico and Malaysia, and administrative offices located in California, Tennessee, Mexico, Canada, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in September 2012 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended
	June 30,
	2012	2011

Net sales	$89,023,000	$70,510,000
Cost of goods sold	76,909,000	63,477,000
Gross profit	12,114,000	7,033,000
Operating expenses:
General and administrative	11,564,000	8,309,000
Sales and marketing	3,539,000	2,453,000
Research and development	436,000	416,000
Acquisition costs	-	404,000
Total operating expenses	15,539,000	11,582,000
Operating loss	(3,425,000)	(4,549,000)
Interest expense, net	5,084,000	1,914,000
Loss before income tax expense	(8,509,000)	(6,463,000)
Income tax expense	1,353,000	1,842,000
Net loss	$(9,862,000)	$(8,305,000)
Basic net loss per share	$(0.71)	$(0.68)
Diluted net loss per share	$(0.71)	$(0.68)
Weighted average number of shares outstanding:
Basic	13,924,641	12,281,530
Diluted	13,924,641	12,281,530

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	June 30, 2012	March 31, 2012
ASSETS	(Unaudited)
Current assets:
Cash	$36,082,000	$32,617,000
Short-term investments	337,000	342,000
Accounts receivable — net	17,151,000	20,036,000
Inventory— net	88,039,000	95,071,000
Inventory unreturned	10,829,000	9,819,000
Deferred income taxes	3,611,000	3,793,000
Prepaid expenses and other current assets	5,281,000	6,553,000
Total current assets	161,330,000	168,231,000
Plant and equipment — net	12,233,000	12,738,000
Long-term core inventory — ne	195,419,000	194,406,000
Long-term core inventory deposit	27,108,000	26,939,000
Long-term deferred income taxes	2,141,000	1,857,000
Goodwill	68,356,000	68,356,000
Intangible assets — net	21,941,000	22,484,000
Other assets	7,408,000	6,887,000
TOTAL ASSETS	$495,936,000	$501,898,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$108,971,000	$126,100,000
Accrued liabilities	16,032,000	19,379,000
Customer finished goods returns accrual	24,398,000	21,695,000
Other current liabilities	2,617,000	2,331,000
Current portion of term loan	1,100,000	500,000
Current portion of capital lease obligations	348,000	414,000
Total current liabilities	153,466,000	170,419,000
Term loan, less current portion	93,314,000	84,500,000
Revolving loan	46,631,000	48,884,000
Deferred core revenue	10,022,000	9,775,000
Customer core returns accrual	113,380,000	113,702,000
Other liabilities	1,744,000	751,000
Capital lease obligations, less current portion	183,000	248,000
Total liabilities	418,740,000	428,279,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share,20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized; 14,471,321 and 12,533,821 shares issued; 14,456,921 and 12,519,421 outstanding at June 30, 2012 and March 31, 2012, respectively	145,000	125,000
Treasury stock, at cost, 14,400 shares of common stock at June 30, 2012 and March 31, 2012, respectively	(89,000)	(89,000)
Additional paid-in capital	114,479,000	98,627,000
Additional paid-in capital-warrant	-	1,879,000
Accumulated other comprehensive loss	(1,438,000)	(884,000)
Accumulated deficit	(35,901,000)	(26,039,000)
Total shareholders' equity	77,196,000	73,619,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$495,936,000	$501,898,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release or in the webcast to discuss the Company's financial results for the first quarter of fiscal year 2013. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Beginning with the first quarter of fiscal year 2012, the Company has begun providing segment information.  The two segments are defined as rotating electrical and acquired Fenco products now referred to as the undercar segment. Currently all corporate expenses are included under the rotating electrical segment.  Income statement information relating to the Company’s reportable segments for the three months ended June 30, 2012 is as follows:

	Three Months Ended June 30, 2012 (Unaudited)
		Rotating	Undercar			As Reported	Adjustment		Adjusted Consolidated
Income statement		Electrical	Product Line	(1)	Eliminations	Consolidated	(Non-GAAP)		(Non-GAAP)
Net sales, adjusted		$46,799,000	$44,289,000		$-	$91,088,000	$-		$91,088,000
Contractual customer penalties/unique customer allowances	(C)	-	(2,065,000)	(2)	-	(2,065,000)	2,065,000		-
Net sales		46,799,000	42,224,000		-	89,023,000	2,065,000		91,088,000
Cost of goods sold, adjusted		31,980,000	44,884,000		-	76,864,000			76,864,000
Unusual freight expenses	(B)	-	45,000	(2)	-	45,000	(45,000)		-
Cost of goods sold		31,980,000	44,929,000		-	76,909,000	(45,000)		76,864,000
Gross profit (loss)		14,819,000	(2,705,000)		-	12,114,000	2,110,000		14,224,000
Gross margin		31.7%	-6.4%			13.6%			15.6%
Gross margin - Adjusted (2)		31.7%	-1.3%	(5)
Operating expenses:
General and administrative, adjusted		5,575,000	3,264,000		-	8,839,000			8,839,000
G&A - Fenco related, financing and professional fees	(B)	239,000	2,386,000		-	2,625,000	(2,625,000)		-
Mark-to-market (gain)/loss	(B)	100,000	-		-	100,000	(100,000)		-
Sales and marketing		1,772,000	1,767,000		-	3,539,000			3,539,000
Research and development		436,000	-		-	436,000			436,000
Total operating expenses		8,122,000	7,417,000		-	15,539,000	(2,725,000)		12,814,000
Operating income (loss)		6,697,000	(10,122,000)		-	(3,425,000)	4,835,000		1,410,000
Interest expense	(B)	2,896,000	2,188,000		-	5,084,000			5,084,000
Income (loss) before income tax expense		3,801,000	(12,310,000)		-	(8,509,000)	4,835,000		(3,674,000)
Income tax expense	(B)	1,434,000	(81,000)		-	1,353,000	181,000	(3)	1,534,000

Net income (loss)	(A)	$2,367,000	(12,229,000)		$-	$(9,862,000)	$4,654,000		$(5,208,000)
						-	-

Undercar product lines not supported							711,000	(4)	711,000
Net income (loss) - Adjusted							$5,365,000		$(4,497,000)

Diluted net income (loss) per share						$(0.71)	$0.33		$(0.37)
Undercar product lines not supported							$0.05	(4)	$0.05
Diluted net income (loss) per share - Adjusted							$0.39		$(0.32)

Weighted average number of shares outstanding:
Diluted						13,924,641	13,924,641		13,924,641

Depreciation and amortization	(B)	735,000	651,000		-	1,386,000
Adjusted EBITDA - Sum of (A) and (B) less (C)		$7,771,000	$(4,975,000)		$-	$2,796,000
Undercar product lines not supported			711,000	(4)		711,000
Adjusted EBITDA total			$(4,264,000)			$3,507,000

(1) The total of contractual customer penalties/unique customer allowances, unusual freight expenses, acquisition-related general and administrative expenses including financing and other professional fees has an EPS impact of $0.32 for the Undercar product line segment.
(2) The total of contractual customer penalties/unique customer allowances and unusual freight expenses has a gross profit margin impact of 5.1% for the Undercar product line segment.
(3) Tax effected for Rotating Electrical at 39% tax rate and Undercar product line at 0% tax rate.
(4) Certain Undercar product lines not supported resulted in a loss for the period from April 1, 2012 to June 30, 2012 of $711,000 - ($0.05) per share.
(5) Excludes the further impact of loss from Undercar product lines not supported on gross margin of 1.6%.
Undercar product line segment adjusted gross margins (including adjustment for product lines not supported) is 0.3%.

Reconciliation of Non-GAAP Financial Measures

		Three months ended June 30, 2012 (Unaudited)
		As Reported Rotating		Adjustment		Adjusted Rotating Electrical
Income statement		Electrical		(Non-GAAP)		(Non-GAAP)
Net sales		$46,799,000				$46,799,000
Cost of goods sold		31,980,000				31,980,000
Gross profit		14,819,000		-		14,819,000
Gross margin		31.7%				31.7%
Operating expenses:
General and administrative, adjusted		5,575,000				5,575,000
General and administrative - Financing related	(B)	239,000		(239,000)		-
Mark-to-market (gain)/loss	(B)	100,000		(100,000)		-
Sales and marketing		1,772,000				1,772,000
Research and development		436,000				436,000
Total operating expenses		8,122,000		(339,000)		7,783,000
Operating income		6,697,000		339,000		7,036,000
Interest expense	(B)	2,896,000		895,000	(2)	3,791,000
Income before income tax expense		3,801,000		(556,000)		3,245,000
Income tax expense	(B)	1,434,000		(168,000)		1,266,000	(1)
Net income	(A)	$2,367,000		$(388,000)		$1,979,000
Diluted net income per share		$0.17				$0.15
Weighted average number of shares outstanding:
Diluted		13,564,641	(3)			13,564,641	(3)
Depreciation and amortization	(B)	735,000
Adjusted EBITDA - Sum of (A) and (B)		$7,771,000

(1) Tax effected for Rotating Electrical at 39% tax rate.
(2) Represents $895,000 intersegment interest income.
(3) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures

		Three months ended June 30, 2011 (Unaudited)
						Adjusted
		As Reported				Rotating
		Rotating		Adjustment		Electrical
Income statement		Electrical		(Non-GAAP)		(Non-GAAP)

Net sales, adjusted		$39,016,000				$39,016,000
Intersegment revenue, net of cost of goods sold	(C)	776,000		(776,000)		-
Net sales		39,792,000		(776,000)		39,016,000
Cost of goods sold		27,036,000				27,036,000
Gross profit		12,756,000		(776,000)		11,980,000
Gross margin		32.1%				30.7%
Operating expenses:
General and administrative, adjusted		4,134,000				4,134,000
General and administration - Fenco related and professional fees	(B)	1,088,000		(1,088,000)		-
Foreign exchange mark-to-market (gain)/loss	(B)	88,000		(88,000)		-
Sales and marketing, adjusted		1,804,000				1,804,000
Sales and marketing - Fenco related	(B)	30,000		(30,000)		-
Research and development.		416,000				416,000
Acquisition costs	(B)	404,000		(404,000)		-
Total operating expenses		7,964,000		(1,610,000)		6,354,000
Operating income		4,792,000		834,000		5,626,000
Interest expense	(B)	771,000		269,000	(2)	1,040,000
Income before income tax expense		4,021,000		565,000		4,586,000
Income tax expense (acquisition costs related adjustment)	(B)	216,000		(216,000)	(3)
Income tax expense	(B)	1,579,000		210,000		1,789,000	(1)
Net income	(A)	$2,226,000		$571,000		$2,797,000

Diluted net income per share		$0.18				$0.22

Weighted average number of shares outstanding:
Diluted		12,598,515	(4)			12,598,515	(4)

Depreciation and amortization	(B)	888,000
Adjusted EBITDA - Sum of (A) and (B) less (C)		$6,514,000

(1) Tax effected for Rotating Electrical at 39% tax rate
(2) Represents $269,000 intersegment interest income
(3) Represents additional 5.4% tax in the quarter due to certain non-deductible transaction costs incurred  in connection with the Company's acquisition of Fenco
(4) Excludes the impact of 217,582 shares in connection with the consideration for the May 6, 2011 Fenco acquisition